SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                               ACXIOM CORPORATION
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 1

     Registrant hereby amends Item 7 of its Current Report on Form 8-K dated June 18, 1999 by filing Exhibit 27 to that Current Report. Item 7, as amended, appears below in its entirety.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits

         *23.1 Consent of KPMG LLP

         *23.2 Consent of PricewaterhouseCoopers LLP

          27   Restated Financial Data Schedule

         *99 Supplemental Consolidated Financial Statements of Acxiom Corporation (as restated to reflect the acquisition of Computer Graphics of Arizona, Inc., and all of its affiliated companies on May 28, 1999)

          -------------------------
          *    Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACXIOM CORPORATION

                                   By:  /s/ Catherine L. Hughes
                                      ---------------------------------
                                        Catherine L. Hughes
                                        Secretary and Corporate Counsel
Date: June 25, 1999

                                  Exhibit Index

  Number in
Exhibit Table                       Exhibit
-------------                       -------

   *23.1       Consent of KPMG LLP

   *23.2       Consent of PricewaterhouseCoopers LLP

    27         Restated Financial Data Schedule

   *99 Supplemental Consolidated Financial Statements of Acxiom Corporation (as restated to reflect the acquisition of Computer Graphics of Arizona, Inc., and all of its affiliated companies on May 28, 1999)

    -------------------------
    *    Previously filed.